RELIABLE. ANSWERS. 2011 BMO North American Real Estate Conference September 21– 22, 2011 Exhibit 99.1

RELIABLE. ANSWERS.

2009 2010
FOCUS:
Liquidity
More than $1.5 billion
capital raised
Strategy refined
FOCUS:
Strategy execution
Operating
fundamentals
Balance sheet
strength
FOCUS:
Asset quality
Cash flow growth
Shareholder return
Where we’ve been and where we’re going…
2011 and beyond
2011 Duke Realty Corporation

RELIABLE. ANSWERS.
Suburban Office Market Still Challenging
Economic and federal budget uncertainty limiting business investment and expansion decisions
GDP growth below earlier projections again . . .
Office sector recovery continuing, but slowly
Medical Office Traction Remains
Operators re-visiting expansion decisions
Relationships are a key driver of on campus MOB business
Demographics and economics positive growth drivers
Medical office development and acquisition activity continues
Market Outlook
Weak economic growth and uncertainty returns . . . indicating tepid recovery into 2012
Industrial Recovery Taking Shape
Net absorption in U.S. for Q2 2011 was positive for the 4th consecutive quarter
Strong demand for high quality available space remains
Manufacturing sector showing signs of rebounding; industrial capacity utilization up . . .

ASSET STRATEGY
OPERATIONS STRATEGY
CAPITAL STRATEGY

RELIABLE. ANSWERS.
2011 Duke Realty Corporation 4
Strategy for Success
Delivering on what we say we will do
Focus on:
Portfolio repositioning
Strategic acquisitions &
Dispositions
Development opportunities
Focus on:
Increasing cash flow
Maximizing return on
Assets
Focus on:
Improving coverage ratios
Improving ratings

RELIABLE. ANSWERS.
2011 Duke Realty Corporation
Strategic Focus
2011 Goals and Objectives Q2 2011 Update
•
Lease-up portfolio, manage cap ex; reach
positive same property income growth
•
Balance execution with capital strategy relative
to level and quality of cash flow and same
property NOI; Debt to EBITDA <7.0x
•
Development starts of $100 to $200 million
focus on medical office and Build-to-Suit
•
Total portfolio occupancy as of June 30, 2011 of 89.3%;
industrial portfolio at 90.6%
•
More than 8.1 million square feet of leases completed;
significant increase over Q2 2010 volume of 6.0 million square feet
•
Debt to EBITDA @ 6.7x;1.5% Same Property NOI growth
•
One 405,000sf expansion of an existing 100% leased industrial property in Phoenix, AZ started during the quarter.
•
Continue strong momentum from 2010 on
repositioning of portfolio
•
Pursue acquisitions of medical and industrial
assets
•
Planned asset dispositions of primarily Midwest
office
•
Closed on over $116 million of acquisitions during the quarter, including our first operating asset in Southern California.
•
$62 million in dispositions of non-core assets.
•
Opportunistically access capital markets . . .
push out maturity schedule further
•
Continue improving our coverage ratios
•
Maintain minimal balance on line of credit
•
Fixed charge ratio of 1.82x
•
Zero balance outstanding on line of credit, $118 million cash
•
Announced redemption of Series N Preferred shares
Asset
Strategy
Operations
Strategy
Capital
Strategy

Executing across all three aspects of our strategy

2011 Duke Realty Corporation 6
Portfolio Strategy
BY PRODUCT
2009 2013
BY GEOGRAPHY
Q2 2011
ASSET STRATEGY
2009 2013
Q2 2011
Southeast
21%
Southeast
27%
Southeast
30%
Midwest
53%
West
1%
South
12%
East
13%
East
12%
South
11%
West
2%
Midwest
48%
East
15%
South
10%
West
5%
Midwest
40%
Office
25%
Medical
Office
15%
Industrial
60%
Office
45%
Medical
Office
6%
Industrial
45%
Retail
4%
Office
55%
Medical
Office
5%
Industrial
36%
Retail
4%

2011 Duke Realty Corporation 7
Asset Strategy: Road Map
($ in millions)
Investment
9/30/09
Investment
6/30/11
ACTION PLAN
Investment
2013
PRODUCT TYPE
Amount % Amount %
Proceeds from
Targeted
Dispositions
Acquisitions/
Developments/
Repositioning Amount %
Industrial $2,930 36% $3,708 45% ($55) $1,130 $4,920 60%
Office 4,515 55% 3,761 45% (495) (815) 2,050 25%
Medical Office 440 5% 520 6% 0 730 1,230 15%
Retail 290 4% 285 4% (305) 0 0 0%
$8,175 100% $8,274 100% ($855) $1,045 $8,200 100%
REGION
Midwest $4,310 53% $3,942 48% ($527) $131 $3,280 40%
Southeast 1,755 21% 2,277 27% (163) 104 2,460 30%
East 1,035 13% 971 12% (120) 354 1,230 15%
South 970 12% 955 11% (45) 199 820 10%
West 105 1% 129 2% 0 257 410 5%
$8,175 100% $8,274 100% ($855) $1,045 $8,200 100%
ASSET STRATEGY
Significant progress to date . . . being highly selective and on target to meet 2013 goals

2011 Duke Realty Corporation 8
ASSET STRATEGY
Asset Strategy: Progress To Date
BUILDING ACQUISITIONS BUILDING DISPOSITIONS
Q4 2009 $15 Q4 2009 $144
2010 919 2010 499
2011 255 2011 514
Proforma Total $1,189 Proforma Total $1,157
PRO FORMA
PROGRESS TO DATE
TOTAL
VALUE
ASSUMED
DEBT NET
Dispositions $1,157 ($0) $1,157
Acquisitions $1,189 ($618) $571
Excess Cash $586
Matching acquisitions with dispositions … limiting earnings impact
$ in millions
Only
70 Bps
difference in
Cap Rates

2011 Duke Realty Corporation 9
2010 PERFORMANCE
$533.2 million of dispositions
$919.1 million of acquisitions
$130 million of development starts
2011 GOALS
Strong backlog of dispositions & acquisitions
$200 million of new development starts;
$75 - $125 million medical office
Continue to make significant progress on
strategic plan
ASSET STRATEGY
Quality portfolio improving with asset strategy

2007
2008
2009
2010
YTD 2011

80%
72%
79%
77%
65%
2007
2008
2009
2010
YTD 2011

29.9
21.4
22.7
25.9
13.5
2007
2008
2009
2010
YTD 2011

5%
9%
13%
10%
11%
10%
7%
8%
27%
2011
2012
2013
2014
2015
2016
2017
2018
2019+

Demonstrated ability to maintain consistency through difficult operating environments
Operations Strategy: Consistent Operating Performance
Stabilized Occupancy (%)
Strong historical stabilized occupancy – fundamentals improving
Lease Renewals (%)
Strong lease renewal percentages
Stabilized occupancy In-service occupancy
Leasing Activity
New Leases and Renewals – Consistent Execution (in millions of square feet)
Lease Maturity Schedule
Lease maturities are well balanced with no one year accounting for more than 13%
95%
92%
92%
89%
88%
89%
89%
89% 89%
87%

OPERATIONS STRATEGY

2011 Duke Realty Corporation 11
December 31
Historical Focus on Occupancy
2.3% Avg
Technology
Bust
Market
Downturn
-4.00%
-2.00%
0.00%
2.00%
4.00%
6.00%
8.00%
84.0%
86.0%
88.0%
90.0%
92.0%
94.0%
96.0%
98.0%
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Office properties in service Industrial properties in service Same Property Growth
OPERATIONS STRATEGY

2011 Duke Realty Corporation
Consistent NOI Growth Outperformance
4.4%
0.3%
(3.5%)
0.5%
(2.1%)
7.0%
3.3%
3.0%
(2.7%)
0.9%
2.1%
(1.5%)
(2.6%)
(1.5%)
(1.3%)
1.4%
3.6%
0.8%
(0.9%)
(3.6%)
3.0%
(1.7%)
(1.3%)
(2.4%)
2.1%
1.6%
3.9%
1.4%
(4.3%)
(4.3%)
(6.0%)
(4.0%)
(2.0%)
0%
2%
4%
6%
8%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Suburban Office Peers
Industrial Peers
Annual Same-Store NOI Growth (1)
%, y-y
Source SNL and company filings
(2) (3)
Ten-Year Comparison vs. Peers
Notes
OPERATIONS STRATEGY

Based on straight-line average of year-over-year annual same-property NOI growth
Suburban office includes BDN, CLI, HIW, LRY and PKY; weighted by historical market cap
Industrial includes DCT, EGP, FR, FPO and PSB; weighted by historical market cap
1.
2.
3.

2011 Duke Realty Corporation
Consistent NOI Growth Outperformance (cont’d)
Annual Same-Store NOI Growth (1)
%, y-y
Relative Performance vs. Peers
Notes
Source SNL and company filings
OPERATIONS STRATEGY

4%
2%
0%
(2%)
(4%)
(6%)
1.1%
2.3%
0.9%
(0.4%)
0.2%
0.4%
(3.6%)
(0.3%)
(4.3%)
10-Year  Avg. 5-Year  Avg. 1-Year  Avg.
Suburban Office Peers
Industrial Peers
(3) (2)
Based on straight-line average of year-over-year annual same-property NOI growth
Suburban office includes BDN,  CLI, HIW, LRY and PKY; weighted by historical market cap
Industrial includes DCT, EGP, FR, FPO and PSB; weighted by historical market cap
1.
2.
3.

2011 Duke Realty Corporation 14
CAPITAL STRATEGY
Current Liquidity Position
$412
$372
$634
$351
$2,758
$0
$1,000
$2,000
$3,000
2011 2012 2013 2014 Thereafter
Debt Maturity and Amortization Schedule
($ in millions)
6/30/11
• Provide for $290 Million 2011 Unsecured Bond Maturities
$122 million due 8/15/11
$168 million due 12/1/11

2011 Duke Realty Corporation 15
Key Metrics & Goals
2009
Actual
2010
Actual
Q2 2011
Actual Goal
Debt to Gross Assets 44.5% 46.3% 46.2% 45.0%
Debt + Preferred to Gross
Assets
54.9% 55.5% 55.4% 50.0%
Fixed Charge Coverage Ratio 1.79 : 1 1.79 : 1 1.82 : 1 2.00 : 1
Debt/EBITDA 6.65 7.31 6.67 < 6.00
Debt + Preferred/EBITDA 8.47 8.88 8.18 < 7.75
CAPITAL STRATEGY
Progressing toward strategic plan goals

2011 Duke Realty Corporation 16
Midwest Overview
Industrial Office
Average Age 11.7 years 16.5 years
239,000 SF 133,000 SF
51.8 million 16.3 million
93.8% 84.1%
Indianapolis 94.9% 86.9%
Chicago 98.0% 86.5%
Cincinnati 89.6% 81.3%
St. Louis 93.0% 79.7%
Columbus 97.4% 82.5%
Minneapolis 85.3% 98.2%
Note: All information as of 6/30/11
MIDWEST OVERVIEW
Location
Product
Type
Medical
Office
5%
Industrial
45%
Office
50%
St. Louis
14%
Concinnati
20%
Columbus
13%
Chicago
21%
Indy
25%
Minn.
7%
Average Building Size
Total Square Footage
Current Occupancy

2011 Duke Realty Corporation 17
Recent Leasing Highlights
Signed a 123,000 SF, 10 year lease
DukePort VI – St. Louis
DukePort I – St. Louis Centre Pointe III - Cincinnati
Signed a 551,200 SF, 11 year lease
Butterfield 550 - Chicago
Signed a 81,000 SF, 4 year lease
Signed a 115,000 SF, 9.5 year lease
MIDWEST OVERVIEW

2011 Duke Realty Corporation 18
Repositioning Transaction Highlights
Disposed of 29,000 SF Asset
8800 Governor’s Hill - Cincinnati Emerald III – Columbus
4000 Sussex Avenue - Chicago
Disposed of 75,000 SF Asset
Disposed of 46,000 SF Asset
MIDWEST OVERVIEW

2011 Duke Realty Corporation 19
Southwest Overview
Location
Product
Type
Industrial Office
Average Age 8.5 years 6.8 years
260,000 SF 109,000 SF
21.0 million 2.1 million
85.5% 91.9%
Dallas 84.5% 82.5%
Nashville 80.9% 95.4%
Houston 98.0% 100%
Phoenix 86.7% N/A
Seattle 100% N/A
SoCal 100% N/A
SOUTHWEST OVERVIEW
Note: All information as of 6/30/11
Dallas
49%
Phoenix
6%
SoCal
3%
Seattle
3%
Houston
11%
Nashville
28%
Medical
Office
15%
Office
18%
Industrial
67%
Average Building Size
Total Square Footage
Current Occupancy

2011 Duke Realty Corporation 20
Recent Leasing Highlights
Signed a 263,625 SF, 7.5 year lease
Signed a 125,000 SF, 3 year lease
Signed a 201,000 SF, 2 year renewal lease
Point West VI - Dallas
Waters Ridge I - Dallas
Freeport IV - Dallas
SOUTHWEST OVERVIEW

2011 Duke Realty Corporation 21
Repositioning Transaction Highlights
Acquired 323,000 SF, 100% lease
Development 405,000 SF, 100% pre-leased
Acquired 604,000 SF building
Century Business Center – Southern CA
Riverside Business Center - Phoenix
Buckeye Logistics Center - Phoenix
SOUTHWEST OVERVIEW

2011 Duke Realty Corporation 22
East and Southeast Overview
Location
Product
Type
Industrial Office
Average Age 9.1 years 10.2 years
227,000 SF 107,000 SF
27.9 million 13.7 million
88.3% 86.7%
Atlanta 83.1% 83.5%
South Florida 80.9% 81.7%
Raleigh 96.7% 91.0%
Washington D.C./Baltimore 95.5% 91.3%
Central Florida 92.4% 85.5%
Savannah 92.3% NA
EAST & SOUTHEAST OVERVIEW
Note: All information as of 6/30/11
Office
53%
Industrial
44%
Medical
Office
2%
Atlanta
29%
D.C./
Baltimore
10%
Central
Florida
12%
Raleigh
18%
South
Florida
22%
Savannah
9%
Average Building Size
Total Square Footage
Current Occupancy

2011 Duke Realty Corporation 23
Recent Leasing Highlights
3201 Centre Parkway - Atlanta
3630 Peachtree - Atlanta
Signed  34,000 SF, 13 year lease
Signed 405,000 SF, 6 year lease
5003 Holabird Avenue - Baltimore
Signed 161,000 SF, 5 year lease
EAST & SOUTHEAST OVERVIEW

2011 Duke Realty Corporation
EAST/SOUTHEAST OVERVIEW

Sold 57,000 SF
Acquired 329,000 SF building
Sold 223,000 SF Asset
1835 Shackelford Ct - Atlanta
240 Northpoint Parkway - Atlanta
2509 Dean Forest Rd - Savannah
Repositioning Transaction Highlights

2011 Duke Realty Corporation
MEDICAL OFFICE OVERVIEW

Current Development Pipeline
Baylor McKinney MOB
McKinney, TX
114,000 SF
Baylor
66% pre-leased
WakeMed MOB -
Sunnybrook
Raleigh, NC
86,000 SF
Wake Med Health and
Hospital
58% pre-leased
REX Holly Springs MOB
Raleigh, NC
30,000 SF
Rex Hospital
100% pre-leased
Western Ridge MOB II
Cincinnati, OH
29,000 SF
TriHealth
80% pre-leased
WakeMed MOB – Brier
Creek
Raleigh, NC
48,000 SF
Wake Med Health and
Hospital
80% pre-leased

2011 Duke Realty Corporation
CAPITAL STRATEGY

2011 Range of Estimates
2011 RANGE
Metrics
2010
Actual Pessimistic Optimistic Key Assumptions
Core  FFO Per Share $1.15 $1.06 $1.18
AFFO Payout Ratio 89% 100% 85% • Annual dividend maintained at $0.68 per share
Average Occupancy 88.2% 87.5% 90.5% • First half expirations cause dip in occupancy
• Upside to guidance  driven by higher occupancy
• Downside assumes “worst case” scenario from unknown bankruptcies, defaults and terminations
Same Property NOI 0.9% (3.0%) 1.0% • Rental rate pressure remains
• Coming off higher year
Building Acquisitions $875 $200 $400 • Aligned with long-term strategy
• Focus on industrial and medical office
• Includes $173 million remaining acquisition of Premier
Building Dispositions $494 $400 $600 • Strong backlog of non-strategic assets under contract
• 2011 pipeline consists primarily of office product
• Includes $275 million sale to CBRERT
Land Dispositions $35 $20 $50 • Selling identified non-strategic parcels
• Local market demand still sluggish
Construction and
Development Starts
$313 $200 $400 • Anticipate medical office starts in the $75 million to $125 million range
• Remaining starts from industrial build-to-suit and third party construction
Construction Volume $751 $600 $800 • BRAC volume consistent with 2010
General and Administrative
Expenses
$41 $45 $40 • 2011 total overhead expenses flat
• No severance costs in 2011 guidance
Leasing actions continue to drive upside

RELIABLE. ANSWERS.
2011 Duke Realty Corporation 27
Positioned for NAV Growth
KEY NAV GROWTH DRIVERS
Lease up
existing
vacancy
Increased
management/
service fees
Accretive
future
development
Upside from
land holdings
Portfolio occupancy of 89%; 300-400 bps below historical levels
Strong leasing pipeline
Demonstrated track record of 70 – 80% renewal rate
Will benefit from uptick in third party and JV partners development & construction activity
Property management and leasing fees dependant on portfolio occupancy –
will trend higher as occupancy improves
Current pipeline of 307K SF of medical office and 1.7 million SF of industrial
2011 starts in the $200 million – $400 million range
Attractive basis enhances accretive developments
Potential upside from impaired carrying value
Will opportunistically assess development and disposition alternatives

RELIABLE. ANSWERS.
2011 Duke Realty Corporation 28
WHY DUKE REALTY?
Quality portfolio improving with asset strategy
Solid balance sheet improving with capital strategy
Unmatched ability to execute on daily operations
Development capabilities in place with existing land bank
Talent and leadership depth to execute

RELIABLE. ANSWERS.
Forward-Looking Statement

This slide presentation contains statements that constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations.  Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.  A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation.  Many of these factors are beyond our ability to control or predict.  Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange
Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.  We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations.  We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.
2011 Duke Realty Corporation